SUPPLEMENT TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (SAI)

OF

EVERGREEN SECTOR FUNDS

I.              Evergreen Utility and Telecommunications Fund (the “Fund”)

                The Board of Trustees of the Fund has approved a Sub-Advisory Agreement among the Fund, its investment advisor and Crow Point Partners, LLC (“Crow Point”) and is recommending that the Sub-Advisory Agreement be submitted to the shareholders of the Fund for approval.  Shareholders of record on October 13, 2006 will be asked to vote on this proposal at a meeting of shareholders to be held on December 15, 2006.   The Fund’s current portfolio manager is a principal in Crow Point and would continue to serve as the Fund’s portfolio manager through Crow Point if the proposal were approved by shareholders of the Fund.  In connection with the foregoing, Evergreen Investment Management Company, LLC would pay a portion of its advisory fee to Crow Point for its services.

September 22, 2006	577606 (9/06)